Exhibit 99.1

Independent Accountants’ Report on Applying

Agreed-Upon Procedures

Ford Credit Canada Limited	Ford Auto Securitization Trust
P.O. Box 1732	The Canadian Road
The American Road	Oakville, Ontario L6J 5E4
Dearborn, Michigan 48124-1732	Canada

BMO Nesbitt Burns Inc.	BMO Capital Markets GKST Inc.
100 King Street West, 3rd Floor Podium	115 South LaSalle Street, Floor 36W
Toronto, Ontario M5X 1H3	Chicago, Illinois 60603
Canada

CIBC World Markets Inc.	CIBC World Markets Corp.
Brookfield Place	300 Madison Avenue, 5th Floor
161 Bay Street, 5th Floor	New York, New York 10017
Toronto, Ontario M5J 2S8
Canada

Merrill Lynch Canada, Inc.	Merrill Lynch, Pierce, Fenner, & Smith
181 Bay Street, Suite 400	Incorporated
Toronto, Ontario M5J 2V8	Bank of America Tower
Canada	One Bryant Park, 11th Fl.
New York, New York 10036

RBC Dominion Securities Inc.	RBC Capital Markets, LLC
Royal Bank Plaza	Three World Financial Center
200 Bay Street, 2nd Floor, North Tower	200 Vesey Street, 12th Floor
Toronto, Ontario M5J 2W7	New York, New York 10281
Canada

Scotia Capital Inc.	Scotia Capital (USA) Inc.
40 King Street West	One Liberty Plaza
68th Floor, Scotia Plaza	165 Broadway, 25th Floor
P.O. Box 4085, Station “A”	New York, New York 10006
Toronto, Ontario M5W 2X6
Canada

TD Securities Inc.	TD Securities (USA) LLC
Ernst & Young Tower	31 West 52nd Street, 18th Floor
222 Bay Street, 7th Floor	New York, New York 10019
Toronto, Ontario M5K 1A2
Canada

We have performed the procedures enumerated below, which were agreed to by Ford Credit Canada Limited (“Ford Credit Canada” or “you”) on behalf of itself and its special purpose subsidiary, Ford Auto Securitization Trust (“the FAST Retail Trust”), to perform the procedures enumerated below, which are agreed to by Ford Credit Canada the FAST Retail Trust and by the following third parties, BMO Nesbitt Burns Inc., BMO Capital Markets GKST Inc., CIBC World Markets Inc., CIBC World Markets Corp., Merrill Lynch Canada, Inc., Merrill Lynch, Pierce, Fenner, & Smith Incorporated, RBC

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017

T: 646-471-3000, F: 813-286-6000 , www.pwc.com/us

Domintion Securities Inc., RBC Capital Markets, LLC, Scotia Capital Inc. Scotia Capital (USA) Inc., TD Securities Inc., and TD Securities (USA) LLC (such third parties collectively referred to herein as the “Specified Parties”).  The procedures were performed in connection with the potential issuance by the FAST Retail Trust, established by Ford Credit Canada, of its Series 2015-R4 asset-backed notes (the “Notes”) collateralized by a static pool of car, light truck and utility vehicle receivables purchased by Ford Credit Canada from dealers and sold to the FAST Retail Trust (the “Receivables”).  The procedures were performed solely to assist you and the Specified Parties in determining the accuracy of certain attributes of the Receivables.  The addressees are responsible for the offering by Ford Auto Securitization Trust of its Series 2015-R4 asset-backed notes in this transaction (the Transaction”).

This agreed-upon procedures engagement was performed in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of the agreed-upon procedures is solely the responsibility of Ford Credit Canada and the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this AUP Report has been requested or for any other purpose.

This AUP Report is intended solely for the information and use of Ford Credit Canada, the FAST Retail Trust and the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than Ford Credit Canada, the FAST Retail Trust and the Specified Parties.

If a party has obtained this AUP Report or has access to it without having executed an agreement with PwC in which such party accepts responsibility for the sufficiency of the procedures performed (herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)                                         Rely upon this AUP Report, and any use of this AUP Report or its contents by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk; and

ii)                                      Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this AUP Report or its contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17gG-5 of the Securities Exchanges Act of 1934) without the prior written consent of PwC.

Description of Due Diligence Services

The sample size of 125 was determined by Ford Credit Canada. Ford Credit Canada represents that it selected the sample randomly from the pool of Receivables to be sold to the FAST Retail Trust.

PwC should not be regarded as having in any way warranted or as having given any assurance as to the following items as detailed in SEC Rule 17g-10 (d)(1) (ii) through (v):

•                  Whether the origination of the Receivables conformed to, or were derived from, stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•                  The value of the Receivables securing the Notes;

•                  Whether Ford Credit Canada complied with federal, state, and local laws or regulations; and

•                  Any other factor or characteristic of the Receivables that may be material to the likelihood that the Notes will pay interest and principal in accordance with applicable terms and conditions.

PwC should not be regarded as having in any way warranted or as having given any assurance to any other procedures than those detailed in this AUP Report.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

With respect to any terms or requirements of the Transaction offering documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction offering documents.

It should be understood that we make no representations as to:

(i)	questions of legal interpretation;

(ii)	the sufficiency of these procedures;

(iii)

the adequacy of the sample size as provided by Ford Credit Canada, nor do we draw any conclusions about the entire pool of Receivables based on the sample size and results of the procedures performed; and

(iv)

the completeness, accuracy, appropriateness, quality or integrity of any of the information provided by Ford Credit Canada or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us.

These procedures should not be taken to replace any additional inquiries or procedures that you would undertake in consideration of the Transaction.

We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion on the information provided including financial data or assertions, subject to the procedures described below.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We did not perform any procedures with respect to the fair value for the Notes and thus PwC expresses no opinion on the fair value of the Notes.

I.                Data, Information and Documents Provided

Ford Credit Canada provided the following data, information, and documents related to a sample of 125 retail instalment sale contracts (excluding contracts that are within 45 days of origination), selected by Ford Credit Canada which Ford Credit Canada represents, was selected randomly from the pool of retail instalment sale contracts sold to the FAST Retail Trust (the “Sample Receivables”):

(A)                               Copies of, or access to, the following documents as applicable (the “Contract Files”):

(1)         The retail instalment sale contract signed by the obligor (the “Contract”),

(2)         Any correction notices to the information contained in the Contract (the “Correction Notices”),

(3)         Any Contract Modification Agreements completed by the parties to the Contract (the “Contract Modification Agreement”), and

(4)         Any Substitution of Collateral Agreements or Transfer of Equity Agreements (the “Substitution or Transfer Agreements”) related to the Contract.

(B)                               An Excel data file containing certain data fields for the Sample Receivables which Ford Credit Canada represents is from Ford Credit Canada’s Retail System Master Files (the “Extract File”).  The Extract File will also contain the registration number, the date of registration and the date the registration number expires, for each Contract.

(C)                               An Excel file containing vehicle make and model mapping lists for each vehicle in the pool of receivables (“Vehicle Mapping File”).

The data, information and documents listed above and provided by Ford Credit Canada are collectively referred to as the “Data, Information, and Documents”.

II.           Procedures Performed

We performed the following agreed-upon procedures on the Sample Receivables.  For purposes of the procedures below, dollar amounts and percentages that differed only as a result of rounding were deemed to be in agreement. In the event that a document was not clear, data was missing, or there was a question about the information contained in the document relevant to performance of the agreed-upon procedures, we contacted Ford Credit Canada’s Field Operations Manager or a designee as identified by Ford Credit Canada for clarification prior to reporting any exceptions.  Our findings as a result of performing the procedures are attached in Exhibit I.

(A)                               For each Sample Receivable, we observed the Contract noting the absence of a Contract as an exception.

(B)                               For each Sample Receivable, we:

(1)         Observed the obligor’s signature on the Contract.

(2)         Agreed the vehicle identification number; contract date; original amount financed; and number of payments on the Contract to the Extract File.

The original amount financed will equal the “balance for rate calculation” as shown on each respective Contract.

For Contracts originated in Quebec, the original amount financed will equal the sum of the following lines:  Balance — Net Capital, Credit life insurance premium, Provincial tax on credit life insurance premium, Credit disability insurance premium, and Provincial tax credit on credit disability insurance premium.

(3)         Agreed annual percentage rate (“APR”) on the Contract to the Extract File.  In addition, for Contracts originated in Quebec, agreed the Annual Credit Rate (“ACR”) on the Contract to the Extract File.

As instructed by Ford Credit Canada, the APR on the Contract shall be:

	Contracts dated in 2014 and later	Contracts dated prior to 2014
Province(s)	(Contract Line) Field Name	(Contract Line) Field Name
BC, AB, SK, MB, NB, NL and NT	Annual interest rate	Annual percentage rate / Interest rate
NS, NU, PE, YT	Annual percentage rate	Annual percentage rate
ON	Annual interest rate	Interest rate
QC	Annual percentage rate	Annual Percentage Rate

(4)         Agreed the new, used or demonstrator description of the financed vehicle on the Contract to the Extract File.

(5)         Agreed the make and model of Ford Motor Company manufactured vehicles on the Contract to the Extract File using the Vehicle Mapping File.

For purposes of this procedure, Ford Motor Company manufactured vehicle means a Ford and Lincoln vehicle.  This procedure is not performed for non-Ford Motor Company manufactured vehicles, and a non-Ford Motor Company manufactured vehicle will not be noted as an exception.

(6)         Recalculated the APR using the original amount financed, the number of payments, contract date, first payment due date, payment frequency, the original scheduled payment amount and the final scheduled payment amount, as reflected on the Contract and compared our result to the corresponding APR on the respective Contract.

The original amount financed will equal the “balance for rate calculation” as shown on each respective Contract for Contracts originated in all Provinces except Quebec.  For Contracts originated in Quebec, the original amount financed will equal the sum of the following lines:  Balance — Net Capital, Credit life insurance premium, Provincial tax on credit life insurance premium, Credit disability insurance premium, and Provincial tax credit on credit disability insurance premium, as shown on the Contract.

For purposes of this procedure, (i) if the difference was greater than 0.125 percent, it was noted as an exception; and (ii) if Correction Notices, Contract Modification Agreements, or Substitution or Transfer Agreements for the Sample Receivable exists, the information on these documents was used in computing ACR as applicable (using the date of each document to apply such document in chronological order).

(7)         For Contracts originated in Quebec only, recalculated the ACR using; Balance — Net Capital (line 9), the number of payments, the original scheduled payment amount and the final scheduled payment amount, as reflected on the Contract and compared our result to the corresponding ACR on the respective Contract.

For purposes of this procedure, (i) if the difference was greater than 0.125 percent, it was noted as an exception; and (ii) if Correction Notices, Contract Modification Agreements, or Substitution or Transfer Agreements for the Sample Receivable exists, the information on these documents was used in computing ACR as applicable (using the date of each document to apply such document in chronological order).

For purposes of this procedure B, if information on the Contract did not agree to the Extract File, we compared such information on the Extract File to the Correction Notices, Contract Modification Agreements, or Substitution or Transfer Agreements for the Sample Receivable, using the date of each document to apply such document in chronological order.

(C)                               Using the Extract File, we compared the date of registration to the Cutoff Date, noting an exception if the date of registration for each Sample Receivable was after the Cutoff Date.

(D)                               Using the Extract File, we compared the registration expiration date to the Cutoff Date, noting an exception if the registration expiration date is before the Cutoff Date.

The procedures enumerated above were performed as of the date of this AUP Report and are completed. We disclaim any consideration of any events and circumstances occurring after the date of this AUP Report. Further, we have no obligation to update this letter because of events occurring, or data, information, or documents coming to our attention, subsequent to the date of this letter.

/s/PricewaterhouseCoopers LLP

September 14, 2015

Exhibit I

Sample Receivable	Procedure	Exception
65	B4	The Extract File shows New, while the Contract states Demo.
73	B2	The Extract File shows a Contract Date of 9/18/2014, while the Contract shows a Contract Date of 9/23/2014.